Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

AI Powered Equity ETF (AIEQ) (the “Fund”)
 a series of ETF Managers Trust

June 29, 2018

Supplement to the
Prospectus dated September 28, 2017 and
Summary Prospectus dated October 17, 2017,
as previously supplemented

Effective immediately, the first sentence of the second paragraph of the “Principal Investment Strategies” section on Page 1 of the Prospectus and Page 2 of the Summary Prospectus is replaced with the following:

Each day, the EquBot Model ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 125 companies with the greatest potential over the next twelve months for appreciation and their corresponding weights, while maintaining volatility (i.e., the range in which the portfolio’s returns vary) comparable to the broader U.S. equity market.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.